UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 08/11/2008

AUSAM ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 333-146853

Alberta, Canada	98-0552537
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

13103 FM 1960 West

Suite 210

Houston, TX 77065

(Address of principal executive offices, including zip code)

832-678-2200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

On August 11, 2008 the Board of Directors of Ausam Energy Corporation (the “Company”) accepted the resignation of KPMG LLP, a Canadian limited liability partnership established under the laws of Ontario, which is the Canadian member firm affiliated with KPMG International (“KPMG Calgary”), from its position as the Company’s principal independent accountant. The Board of Directors of the Company has approved the retention of KPMG LLP, a U.S. limited liability partnership which is the United States member firm affiliated with KPMG International (“KPMG Houston”), to serve as principal independent accountant. In accordance with Alberta law, the appointment of an accounting firm as auditor must be done by the Company’s shareholders. At our next scheduled annual meeting, currently scheduled to be held on September 29, 2008, we will ask our shareholders to appoint KPMG Houston to serve as the auditors of the Company’s accounts.

The audit reports of KPMG Calgary on the Company’s financial statements for the years ended December 31, 2007 and 2006 contained a modification expressing doubt about our ability to continue as a going concern. The audit reports of KPMG Calgary for the year ended December 31, 2007 did not contain any other adverse opinion or disclaimer of opinion or qualification other than the modification noted above. KPMG Calgary did not, during the applicable periods, advise us of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-B.

The Company and KPMG Calgary have not, during the Company’s two most recent fiscal years or any subsequent period through the date of resignation, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to KPMG Calgary’s satisfaction, would have caused KPMG Calgary to make reference to the subject matter of the disagreement in connection with its reports, nor have any other reportable events occurred that have not been reported.

The Company has requested KPMG Calgary to furnish a letter addressed to the Securities Exchange Commission stating whether or not KPMG Calgary agrees with the statements in this 8-K. A copy of such letter dated August 12, 2008 is filed as Exhibit 16 to this Form 8-K.

At no time during the past two fiscal years or any subsequent period did the Company consult with KPMG Houston regarding any matter of the sort described above with reference to KPMG Calgary, any issue relating to the financial statements of the Company, or the type of audit opinion that might be rendered for the Company.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
16	KPMG Letter

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUSAM ENERGY CORPORATION

Date: August 12, 2008	By:	/s/ Mark G. Avery
Mark G. Avery
President and Chief Executive Officer

AUSAM ENERGY CORPORATION

Date: August 12, 2008	By:	/s/ Ralph D. Davis
Ralph D. Davis
Chief Financial Officer